UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/29/2014

Item 1. Reports to Stockholders.

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OPPENHEIMER

CAPITAL INCOME FUND

ANNUAL REPORT 8.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/29/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	Russell 3000 Index	Reference Index
1-Year	11.44%	5.03%	5.66%	24.74%	12.15%
5-Year	9.70	8.41	4.48	17.22	9.20
10-Year	3.59	2.98	4.72	8.83	6.74

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through August 31, 2014.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 11.44% during the reporting period. On a relative basis, the Fund underperformed its Reference Index, a customized weighted index comprised of 65% Barclays U.S. Aggregate Bond Index and 35% Russell 3000 Index, which returned 12.15%. Measured separately, the Barclays U.S. Aggregate Bond Index returned 5.66% and the Russell 3000 Index returned 24.74%. The Fund outperformed its peers in the Morningstar Conservative Allocation category, which produced an average return of 10.70% during the reporting period. The Fund’s performance during the period was primarily driven by its equity/equity-like and high grade fixed income strategies.

The Fund’s Class A shares paid four dividends during the period: $0.0617 per share in September 2013, $0.1221 per share in December 2013, $0.0615 per share in March 2014 and $0.0617 per share in June 2014. (The Fund’s Class A shares NAV on 8/29/14 was $10.03 per share.) Additionally, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. Upside capture is the cumulative performance of the Fund in all up months divided by the cumulative return of its peers in the Morningstar Conservative Allocation category in those months. Downside capture is the opposite. For the three-year period ended August 29, 2014, the upside capture was 93.14% and the downside capture was 54.92%. This demonstrates that in up markets during the three-year period, the Fund captured 93% of

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the upside of its peers, and in down markets it lost roughly only half as much. We believe these distributions and our upside/downside capture ratios are a testament to the Fund’s intelligent blending of multiple asset classes as well as its primary goals of price appreciation, downside risk mitigation and income.

MARKET OVERVIEW

For the one-year period ending August 29, 2014, market movements continued to be driven by central bank policies. Over the first half of the period, central banks throughout the world maintained their accommodative policies that resulted in a rally among risk markets. In the U.S., the Federal Reserve (“Fed”) maintained its open-ended quantitative easing (“QE”) program involving monthly purchases of $85 billion of U.S. government Treasuries and mortgage-backed securities (“MBS”). In December 2013, the Fed announced for the first time that it would reduce its monthly purchases by $10 billion effective the following month. This set the stage for the Fed’s much anticipated tapering of the program. Indeed, the Fed has announced additional reductions of $10 billion in monthly purchases at each of its subsequent meetings through the end of the reporting period. The QE program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low, but a primary benefit to investors has turned out to be its contribution to asset price inflation. As the market gained clarity on when the Fed would eventually begin tapering, the yield on the 10-year

Treasury Note backed up sharply, rising 127 basis points in 2013 to end the year at 3.03%.

At the start of 2014, unusually cold weather in parts of the U.S. contributed to a 2.1% domestic economic contraction over the first quarter, economic data began to weaken and the Fed announced another $10 billion reduction in monthly purchases of Treasuries and MBS at its second consecutive meeting. Investors reacted strongly as volatility spiked and the S&P 500 Index fell 5.5% into early February. Equity markets in Europe and Japan also fell early in the year. However, interest rates reversed course with the 10-year Treasury yield rallying 45 basis points into early February. Equity markets in the U.S. then recovered and began grinding higher over the final months of the reporting period as investors came to the realize that an end to QE did not necessarily imply an imminent increase in short-term interest rates. In fact, interest rates in the U.S. continued to rally, with the 10-year Treasury yield falling to 2.34% by 8/29/14.

Turning to Europe, in an effort to address the sovereign debt crisis, persistently slow growth and the risk of deflation, the European Central Bank (“ECB”) adopted a number of policies designed to stimulate growth. However, while the U.S. embarked on what has become a series of successive QE programs, Europe has relied on a combination of austerity and stimulus in an effort to recover from the global financial crisis. Both strategies have resulted in

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disappointing economic growth, with U.S. GDP expanding at just 1.36% in the first half of 2014 while the Eurozone also grew at a paltry 1.39%. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy contracting 0.38% in the first half of 2014.

FUND REVIEW

Equity/equity-like strategy. The Fund’s equity and equity-like strategy may include common stocks, high delta convertible bonds, preferred stocks and structured notes. This strategy was a positive contributor, outperforming the Russell 3000 Index during the period. Although allocation effects were a modest negative during the period due to being underweight equities, this was more than offset by security selection which was quite positive. The strongest contributors for the strategy were AerCap Holdings, Starwood Property Trust and LyondellBasell Industries. Our position in AerCap Holdings, a global aircraft lessor based in the Netherlands, benefitted from a number of factors. For example, the company announced strong results for the second quarter, reflecting a positive operating environment for aircraft lessors. In addition, it benefitted from a solid start to integrating AIG’s aircraft leasing business into its own operations. The net result of this is that AerCap should be able to achieve its $1 billion plus (or roughly $5/share) earnings run-rate target later this year instead of in 2015, which could enable the company to regain its investment grade rating sooner than expected. Investors recognized this possibility, sending the shares higher.

Starwood Property Trust, a mortgage real estate investment trust (“REIT”), also helped performance largely due to several favorable corporate transactions. For example, the company spun out Starwood Waypoint Residential Trust to its shareholders. Starwood Waypoint acquires, leases and manages single family rental homes, and the market reacted positively to the transaction. In addition, the company bought LNR Capital Corporation, which invests in real estate-related securities, loans and assets. This deal was announced in January and closed in April 2014. The deal outperformed expectations between the date when the price was agreed upon and the closing date, effectively reducing the purchase price of the acquisition. Finally, mortgage origination growth has been consistently strong, which has also helped drive the stock price higher.

LyondellBasell Industries, a U.S.-based ethylene chemical producer, was a positive contributor to performance as well. The company announced strong second quarter results in part because it cracks ethane, a natural gas liquid, to make the chemicals that it sells. In contrast, its European competitors crack more expensive oil to make the chemicals that they sell. This means that LyondellBasell enjoys a meaningful feedstock cost advantage at the same time that

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ethylene prices are near record highs on the back of industry outages that have reduced ethylene production capacity. In addition, the company’s European chemicals business showed improvement as it continues to run more efficiently. These two positives are expected to continue into year end. Finally, the company remains committed to buying back stock and has commenced its second 10% share repurchase program.

Detractors from performance during the period included Brinker International, Vodafone Group and Kinder Morgan, Inc. Brinker International, a U.S.-based restaurant operator, underperformed due to investor concerns about the secular backdrop for casual dining. The industry has suffered from lackluster demand due to macro pressures as well as incremental competition from fast casual restaurants like Chipotle. We are optimistic about the company’s outlook in part because management has done a good job of compressing the price gaps with fast casual restaurants. Additionally, management has recently improved menu offerings in the Fresh Mex category which helps drive traffic and is accretive to margins. The impact of these initiatives is starting to appear in Brinker’s sales metrics. Finally, the company has been an early adopter of technologies like table-top tablets which offer the potential to increase average guest tickets, increase customer satisfaction and ultimately reduce labor costs.

Vodafone Group, a wireless services provider, also detracted from performance. The company underperformed in part based on disappointing guidance for 2014. Vodafone faces revenue and margin pressure in markets like Germany at the same time that it has to invest more aggressively in initiatives like its Project Spring investment program. In light of management’s comments that there was little hope conditions would improve meaningfully in the near-term, the share price came under pressure. Furthermore, earlier in the year the shares were supported by investor expectations that AT&T’s desire to enter the European market might translate into a bid for Vodafone. However, those expectations faded with AT&T’s announcement of a proposed deal with DirecTV. This led to additional selling pressure in part because there was no longer a private market backstop for the shares. In short, neither fundamental investors nor event-driven investors had an incentive to support the stock during the final months of the reporting period.

Kinder Morgan (“KMI”), an oil and natural gas pipeline operator, detracted from performance during the period as well. The stock underperformed primarily due to investors’ concerns about KMI’s ability to grow. The reduction in expected long-term dividend growth from 9%-10% to 8% increased those concerns. Furthermore, the lack of any mergers and acquisitions announcements during the reporting period, which historically have contributed to Kinder Morgan’s growth, disappointed the market. Finally, concerns about KMI’s accounting practices for maintenance capital

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expenditures (which later proved to be unfounded) weighed on the stock.

Opportunistic strategy. In this strategy we seek asymmetric risk/reward opportunities and investments where the return profile has a low correlation to traditional investment strategies. We also seek investments which can help achieve our broader investment objectives. At the end of the period, this strategy included investments in senior loans through Oppenheimer Master Loan Fund, LLC, asset-backed securities (“ABS”), convertible securities and small positions (measured by market value) in derivatives. This strategy produced a positive absolute return, although on a standalone basis it underperformed the Barclays U.S. Aggregate Bond Index during the reporting period. Allocation effects were a modest positive, while security selection was a marginal negative.

Among the top performers in the opportunistic strategy were our positions in senior bank loans, ABS backed by commercial jet aircraft and residential mortgage-backed securities (“RMBS”) backed by first-lien mortgages. Our position in the Oppenheimer Master Loan Fund, LLC, the largest single holding for the Fund at 10.4% as of 8/29/14, was the strongest contributor to performance. Senior loans, with their floating rates, short durations, senior and secured place in the capital structure and relatively high yields, performed well in the first half of the period as U.S. interest rates backed up sharply. In the second half of the period, a combination of moderating loan issuance, strong credit performance, minimal defaults and solid demand for yielding assets created a supportive environment for senior loans.

The Airspeed Ltd. bond, AIRSP Series 2007-1A, Cl. G1, a bond backed by commercial jet aircraft, also helped performance during the period. Airspeed benefitted from favorable supply/demand conditions in the narrow body aircraft market, with the percentage of the narrow body fleet in storage declining year over year. Market dynamics for the specific kinds of aircraft that back this bond were even more favorable, with storage rates dipping below 4% for the primary aircraft types in Airspeed’s fleet.

RAMP Trust, Series 2006-EFC1, a second pay non-agency RMBS, also contributed to results. Performance of the bond was strong largely because performance of the underlying collateral was strong. The pace of loan liquidation slowed considerably for this bond during the reporting period while home price appreciation lowered the average loan-to-value ratio of the pool, which helped support the price of these securities.

In contrast, our positions in Italian sovereign futures, payer swaptions and ABS backed by aircraft engines detracted from performance. Our Euro-BTP futures position, which is effectively a short position in Italian sovereign debt and is a bet on higher interest rates in Italy, detracted from performance. Although deflation concerns in the Eurozone rose in early 2014, comments by the ECB suggested

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it was contemplating some form of QE. One of the forms QE could take was the purchase of sovereign bonds, which would drive prices up and yields down. These developments drove Italian interest rates lower, despite the significant challenges that economy faces (including its third recession in five years), and negatively impacted the performance of this position. We reduced the size of our exposure in this position during the first quarter of 2014.

Our payer swaptions, which are longer dated, multi-year options that benefit from higher U.S. interest rates, also detracted from performance. In the first half of the reporting period, as the 10-year Treasury yield backed up 127 basis points in 2013, these positions contributed to performance. However, as the 10-year Treasury yield reversed course and fell 68 basis points in 2014 (through 8/29/14), these payer swaptions detracted from results. We believe interest rates have declined in 2014 as a result of multiple factors, including subdued inflation pressures and an uneven U.S. economic recovery. We believe that rates will eventually rise over time as the U.S. economy improves, and we like the optionality these payer swaptions provide in the portfolio.

Blade Engine Securitization Ltd.: Series 2006-1A, Cl. B, a junior bond backed by aircraft engines, detracted from performance as well. Several of the engines backing this bond are now off-lease, and several more leases are expected to expire this year. If the engines are sold out of the trust, the majority of the resulting cash flow will be redirected from these bonds to the senior bonds in the structure. Not surprisingly, the B bonds have sold off in anticipation of these sales.

High Grade Fixed Income strategy. The high grade fixed income strategy contributed to results and on a standalone basis outperformed the Barclays U.S. Aggregate Bond Index during the reporting period, despite the fact that rates rose sharply in the first half of the period, only to reverse course and fall in the second half. Allocation effects were neutral while security selection was a strong positive. The strategy maintained a significant underweight position in government bonds, and instead sourced its exposure through corporate bonds, mortgages and structured products. In the first half of the period, our positions in securitized products such as commercial mortgage backed securities (“CMBS”), ABS and non-agencies were accretive to returns as risk assets generally rallied and spreads compressed in these sectors. Agency mortgage backed securities detracted from performance in the fourth quarter of 2013 as speculation surrounding the Fed’s announcement of tapering swirled through the markets. Generally speaking, agency MBS are especially sensitive to upward moves in interest rates as the duration of these securities tends to extend in such an environment. We reduced our position in the sector in December as the Fed announced its plans to begin tapering its QE program. In the second half of the period, we generated positive performance from our positions in

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corporate bonds, structured credit and mortgages. In addition, CMBS helped performance as spreads tightened. The Fund also maintained exposure to high yield bonds in the form of high quality BB credits, which contributed to results throughout the period as well. Performance was neutral from a duration standpoint.

STRATEGY & OUTLOOK

The macro environment remains complex and we continue to see numerous cross currents. While equities look interesting versus bonds in the mid to longer term, we see a shorter-term disconnect between the strong performance in equities and some softness in earnings growth. In our view, valuations have risen to the point where U.S. equities are no longer inexpensive, which means security selection really matters. Extremely accommodative monetary policies around the world have impacted all asset classes, including equities, and have been an important driver of rising asset prices during the period. We believe that any normalization of rates could pressure prices of equities and other historically riskier asset classes significantly. We also believe that there is more risk lurking beneath the surface of the market than many investors recognize, but it has been masked by unusually low interest rates and volatility combined with adequate liquidity.

More broadly, Treasury rates seem range bound in the near term absent some exogenous shock, with yields oscillating between 2.5% and 3.0%. In the longer run, however, we do not believe rates this low are sustainable. Although the economy expanded at just over 1% in the first half of 2014, that growth rate actually makes the U.S. look attractive compared to other geographic regions. Japan is becoming more desperate as consumption falls and evidence mounts that Abenomics is not working. Additionally, in our opinion, meaningful structural reform is the sticking point. The Japanese economy contracted 7.1% in the second quarter of 2014, despite the BoJ’s bold money printing experiment. At the same time, growth in Europe is stagnating with the three largest economies showing zero to negative GDP growth in the second quarter (Germany and Italy both contracted 0.2% while France grew 0%). It is precisely because growth is so slow in the Eurozone that the ECB is now considering administering its own form of QE six years after the U.S. first went down that path. While we believe that more stimulative monetary policy from the ECB could help inflate asset prices in the near term, the real impediment to growth is the lack of meaningful structural reform over the last six years. As central banks in these regions resort to more aggressive policy, the Fed is moving to end its latest QE program, which is sending the dollar sharply higher against other currencies. Partly as a result of this, we hold positions that are long the U.S. dollar and short other currencies. We believe this relative divergence in monetary policy could ultimately feed through to interest rates.

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At the same time, we believe the U.S. economy still has attractive growth potential in certain areas. For example, we believe the Energy Renaissance is real and can have significant positive ripple effects through other parts of the economy. Our positions in chemical producers are partly a play on the differentiated costs of feedstock that result from cheap and abundant natural gas in the U.S. versus more scarce and expensive oil in Europe. In addition, a variety of changes in the technology and pharmaceutical sectors could create a host of winners and losers, and could drive growth in a number of related areas. Against this backdrop, we are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when the S&P 500 Index ran well ahead of earnings growth, leading to significant multiple expansion. In addition, volatility has been artificially restrained by highly accommodative monetary policy, and could pick up again as the Fed completes the tapering process. In the past few years, whenever equities sold off, buyers typically stepped in quickly because valuations were still relatively attractive. Because valuations are less attractive today, selloffs could be steeper and it could take longer for buyers to appear. Moreover, banking regulations are significantly stricter, the fixed income markets are a lot less liquid, and banks are taking on much less risk. Under these circumstances, we believe that any softness in the markets could lead to more volatility than we have seen in recent years.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a low return world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk will be of greater value to investors in a low return world, and that is where our Investment Team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager	Krishna Memani Portfolio Manager

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Portfolio Positioning*

PORTFOLIO POSITIONING BY STRATEGY

High-Grade Fixed Income Strategy	35.0%
Opportunistic Strategy	33.5
Equity Strategy	31.5

Portfolio holdings and allocations are dollar-weighted based on assets and are subject to change. Percentages are as of August 29, 2014.

HIGH-GRADE FIXED INCOME ALLOCATION BY SECTOR

Corporate Bonds	16.0%
Asset-Backed Securities	6.4
U.S. Agency Mortgage-Backed Securities	3.0
Commercial Mortgage-Backed Securities	2.5
U.S. Treasuries	2.3
Non-Agency Mortgage-Backed Securities	2.1
U.S. Agency	0.2
Sovereign Bonds	0.1
Cash	2.4

Portfolio holdings and allocations are dollar-weighted based on assets and are subject to change. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Use of leverage exposes the Fund to a risk of loss that exceeds the amount invested. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Percentages are as of August 29, 2014.

OPPORTUNISTIC ALLOCATION

Senior Loans	15.0%
Asset-Backed Securities	5.8
Corporate Bonds	4.3
Commodities	0.8
Low Delta Convertible Bonds	0.7
Municipal Bonds	0.4
Low Delta Preferred Stock	0.3
Derivatives	0.1
Opportunistic Cash Allocation	6.1

Portfolio holdings and allocations are dollar-weighted based on assets and are subject to change. Holdings exclude cash and cash equivalents. Totals may not equal individual weights due to rounding. Percentages are as of August 29, 2014.

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TOP TEN EQUITY HOLDINGS BY ISSUER

Starwood Property Trust, Inc.	1.2%
PPL Corp.	1.2
Comcast Corp., Cl. A	1.0
Honeywell International, Inc.	1.0
LyondellBasell Industries NV, Cl. A	0.9
Quanta Services, Inc.	0.9
Cinemark Holdings, Inc.	0.8
UnitedHealth Group, Inc.	0.8
Merck & Co., Inc.	0.8
Apple, Inc.	0.8

Portfolio holdings and allocations are dollar-weighted based on assets and are subject to change. Holdings exclude cash and cash equivalents. Percentages are as of August 29, 2014. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/29/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	11.44%	9.70%	3.59%
Class B (OPEBX)	8/17/93	10.48%	8.68%	3.06%
Class C (OPECX)	11/1/95	10.66%	8.81%	2.74%
Class I (OCIIX)	12/27/13	6.01%*	N/A	N/A
Class R (OCINX)	3/1/01	11.15%	9.35%	3.22%
Class Y (OCIYX)	1/28/11	11.74%	8.27%*	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/29/14
	Inception Date	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	5.03%	8.41%	2.98%
Class B (OPEBX)	8/17/93	5.48%	8.39%	3.06%
Class C (OPECX)	11/1/95	9.66%	8.81%	2.74%
Class I (OCIIX)	12/27/13	6.01%*	N/A	N/A
Class R (OCINX)	3/1/01	10.15%	9.35%	3.22%
Class Y (OCIYX)	1/28/11	11.74%	8.27%*	N/A

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-

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backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 29, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value March 1, 2014	Ending Account Value August 29, 2014	Expenses Paid During 6 Months Ended August 29, 2014
Class A	$1,000.00	$1,036.30	$5.09
Class B	1,000.00	1,032.30	9.01
Class C	1,000.00	1,033.00	8.96
Class I	1,000.00	1,038.40	3.00
Class R	1,000.00	1,035.60	6.31
Class Y	1,000.00	1,037.60	3.92

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.95	5.05
Class B	1,000.00	1,016.11	8.94
Class C	1,000.00	1,016.16	8.89
Class I	1,000.00	1,021.99	2.98
Class R	1,000.00	1,018.75	6.26
Class Y	1,000.00	1,021.09	3.89

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 29, 2014 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.77
Class C	1.76
Class I	0.59
Class R	1.24
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS August 29, 2014*

	Shares	Value

Common Stocks—30.6%

Consumer Discretionary—3.9%

Hotels, Restaurants & Leisure—0.9%

Brinker International, Inc.	301,300	$14,733,570

McDonald’s Corp.	75,400	7,066,488

		21,800,058

Media—2.0%

Cinemark Holdings, Inc.	591,430	20,871,565

Comcast Corp., Cl. A	486,500	26,626,145

		47,497,710

Multiline Retail—1.0%

Dollar General Corp.[1]	110,000	7,038,900

Macy’s, Inc.	271,800	16,930,422

		23,969,322

Consumer Staples—1.5%

Beverages—0.5%

Coca-Cola Co. (The)	273,000	11,389,560

Tobacco—1.0%

Altria Group, Inc.	270,000	11,631,600

Philip Morris International, Inc.	159,000	13,607,220

		25,238,820

Energy—4.9%

Energy Equipment & Services—0.6%

Baker Hughes, Inc.	111,300	7,695,282

Schlumberger Ltd.	63,000	6,907,320

		14,602,602

Oil, Gas & Consumable Fuels—4.3%

Canadian Natural Resources Ltd.	180,000	7,845,305

Chevron Corp.	116,100	15,029,145

ConocoPhillips	225,000	18,274,500

EOG Resources, Inc.	110,000	12,086,800

Exxon Mobil Corp.	62,920	6,258,023

HollyFrontier Corp.	333,432	16,681,603

Noble Energy, Inc.	138,000	9,955,320

Royal Dutch Shell plc, Cl. B	113,953	4,817,104

Valero Energy Corp.	178,280	9,652,079

		100,599,879

Financials—4.0%

Commercial Banks—1.1%

Citigroup, Inc.	253,000	13,067,450

JPMorgan Chase & Co.	91,000	5,409,950

M&T Bank Corp.	66,000	8,159,580

		26,636,980

Insurance—0.7%

ACE Ltd.	141,000	14,992,530

17      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Investment Trusts (REITs)—2.2%

American Assets Trust, Inc.	205,000	$7,185,250

Blackstone Mortgage Trust, Inc., Cl. A	301,450	8,757,123

Macerich Co. (The)	100,000	6,529,000

Starwood Property Trust, Inc.	1,263,430	30,132,805

		52,604,178

Health Care—4.6%

Health Care Equipment & Supplies—0.8%

Baxter International, Inc.	182,000	13,646,360

Covidien plc	45,000	3,907,350

		17,553,710

Health Care Providers & Services—1.4%

HCA Holdings, Inc.[1]	93,759	6,546,253

UnitedHealth Group, Inc.	231,300	20,049,084

Universal Health Services, Inc., Cl. B	59,670	6,828,635

		33,423,972

Pharmaceuticals—2.4%

Actavis plc[1]	52,800	11,984,544

Merck & Co., Inc.	330,500	19,866,355

Novartis AG, ADR	144,000	12,936,960

Roche Holding AG	44,000	12,843,248

		57,631,107

Industrials—3.2%

Aerospace & Defense—1.3%

Honeywell International, Inc.	259,700	24,731,231

Northrop Grumman Corp.	50,000	6,361,000

		31,092,231

Airlines—0.1%

United Continental Holdings, Inc.[1]	38,374	1,826,986

Construction & Engineering—0.9%

Quanta Services, Inc.[1]	605,000	21,985,700

Electrical Equipment—0.1%

Hubbell, Inc., Cl. B	9,500	1,148,550

Trading Companies & Distributors—0.8%

AerCap Holdings NV1	230,000	10,913,500

WESCO International, Inc.[1]	101,956	8,563,285

		19,476,785

Information Technology—3.1%

Communications Equipment—1.5%

Cisco Systems, Inc.	165,222	4,128,898

Juniper Networks, Inc.	404,000	9,368,760

QUALCOMM, Inc.	168,300	12,807,630

Telefonaktiebolaget LM Ericsson, Cl. B	640,000	7,990,901

		34,296,189

18      OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

IT Services—0.3%

Accenture plc, Cl. A	100,000	$8,106,000

Semiconductors & Semiconductor Equipment—0.5%

Xilinx, Inc.	285,000	12,041,250

Technology Hardware, Storage & Peripherals—0.8%

Apple, Inc.	191,453	19,623,932

Materials—2.0%

Chemicals—2.0%

Celanese Corp., Series A	116,000	7,254,640

LyondellBasell Industries NV, Cl. A	192,900	22,058,115

Methanex Corp.	168,000	11,225,760

Scotts Miracle-Gro Co., Cl. A	120,996	6,985,099

		47,523,614

Telecommunication Services—1.2%

Diversified Telecommunication Services—1.2%

AT&T, Inc.	167,750	5,864,540

BCE, Inc.	294,000	13,235,880

Verizon Communications, Inc.	194,500	9,689,990

		28,790,410

Utilities—2.2%

Electric Utilities—1.5%

Cleco Corp.	35,000	1,974,700

Edison International	75,000	4,435,500

PPL Corp.	869,051	30,095,236

		36,505,436

Multi-Utilities—0.7%

CenterPoint Energy, Inc.	281,000	6,980,040

CMS Energy Corp.	285,000	8,703,900

		15,683,940

Total Common Stocks (Cost $539,811,441)		726,041,451

Preferred Stocks—0.3%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,798,173

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,459,500

Total Preferred Stocks (Cost $6,345,341)		6,257,673

	Principal Amount

Asset-Backed Securities—11.7%

Auto Loan—5.1%

American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. A, 1.89%, 7/15/16[2]	$113,356	$113,511
Series 2012-2,Cl. D, 5.91%, 7/15/19[2]	1,435,000	1,468,787
Series 2012-3,Cl. C, 2.78%, 9/17/18[2]	325,000	327,904
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	1,663,000	1,684,004
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	2,585,000	2,601,012
Series 2014-2,Cl. A, 0.99%, 10/10/17[2]	1,920,167	1,920,794
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	725,000	724,753
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	1,615,000	1,616,554

19      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Auto Loan (Continued)

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. D, 3.38%, 4/9/18	$2,600,000	$2,679,127
Series 2012-4,Cl. D, 2.68%, 10/9/18	2,345,000	2,378,803
Series 2012-5,Cl. C, 1.69%, 11/8/18	940,000	945,848
Series 2012-5,Cl. D, 2.35%, 12/10/18	1,280,000	1,286,176
Series 2013-1,Cl. C, 1.57%, 1/8/19	1,610,000	1,605,640
Series 2013-1,Cl. E, 2.64%, 7/8/20[2]	595,000	597,571
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	1,735,000	1,748,535
Series 2013-4,Cl. D, 3.31%, 10/8/19	415,000	423,264
Series 2013-5,Cl. D, 2.86%, 12/8/19	3,125,000	3,161,502
Series 2014-2,Cl. D, 2.57%, 7/8/20	965,000	954,151
Series 2014-3,Cl. D, 3.13%, 10/8/20	890,000	891,804

California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	1,105,000	1,115,764
Series 2014-2,Cl. C, 3.29%, 3/15/21	415,000	414,529

Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	725,000	725,025
Series 2013-4,Cl. D, 3.22%, 5/20/19	505,000	512,877
Series 2014-1,Cl. D, 3.39%, 7/22/19	580,000	591,191

Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2014-3, Cl. D, 3.14%, 2/20/20[3]	900,000	901,580

CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[2]	228,785	229,404
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	2,460,000	2,507,078
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	658,490	660,094

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20	1,410,000	1,405,920

Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]	134,144	136,554

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	790,401	801,305
Series 2012-C,Cl. A, 1.82%, 12/16/19[2]	284,803	287,786
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	2,214,704	2,215,698
Series 2014-B,Cl. A, 1.11%, 11/15/18[2]	1,172,583	1,171,882

Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	980,000	986,681
Series 2013-2A,Cl. B, 2.26%, 10/15/21[2]	1,200,000	1,213,680
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	1,065,000	1,072,502

DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[2]	1,099,136	1,118,984
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	750,000	765,242
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	2,390,000	2,455,841
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	1,785,000	1,805,652
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	2,745,000	2,743,677

Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. B, 2.22%, 12/15/17[2]	750,000	757,930
Series 2012-2A,Cl. C, 3.06%, 7/16/18[2]	185,000	188,600
Series 2013-2A,Cl. B, 3.09%, 7/16/18[2]	3,860,000	3,942,185
Series 2013-2A,Cl. C, 4.35%, 1/15/19[2]	1,845,000	1,913,405
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	1,160,000	1,168,248
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	1,160,000	1,179,792
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	515,891	516,229
Series 2014-2A,Cl. B, 2.17%, 5/15/19[2]	2,000,000	1,994,748
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	565,000	567,247

20      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Auto Loan (Continued)

First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[2]	$425,000	$435,135
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	770,000	806,662
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	1,840,000	1,861,787
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	785,000	797,914
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	580,000	589,554
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	1,705,000	1,704,546

Flagship Credit Auto Trust, Series 2014-1, Cl. A, 1.21%, 4/15/19[2]	1,045,297	1,044,828

Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	1,180,000	1,191,598

Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	1,490,000	1,539,892

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[2]	3,835,000	3,840,641

Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.405%, 9/25/18[2,4]	1,790,000	1,792,467

Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[2]	585,000	590,532

Santander Drive Auto Receivables Trust:
Series 2012-2,Cl. D, 3.87%, 2/15/18	1,875,000	1,949,251
Series 2012-4,Cl. D, 3.50%, 6/15/18	2,785,000	2,863,588
Series 2012-6,Cl. D, 2.52%, 9/17/18	3,340,000	3,384,317
Series 2012-AA,Cl. D, 2.46%, 12/17/18[2]	3,565,000	3,596,335
Series 2013-1,Cl. C, 1.76%, 1/15/19	2,070,000	2,087,675
Series 2013-1,Cl. D, 2.27%, 1/15/19	895,000	897,265
Series 2013-2,Cl. D, 2.57%, 3/15/19	1,260,000	1,279,558
Series 2013-3,Cl. C, 1.81%, 4/15/19	3,650,000	3,649,212
Series 2013-3,Cl. D, 2.42%, 4/15/19	905,000	902,155
Series 2013-4,Cl. D, 3.92%, 1/15/20	495,000	513,732
Series 2013-5,Cl. D, 2.73%, 10/15/19	1,560,000	1,561,146
Series 2013-A,Cl. C, 3.12%, 10/15/19[2]	3,535,000	3,636,856
Series 2014-1,Cl. C, 2.36%, 4/15/20	3,985,000	4,025,225
Series 2014-1,Cl. D, 2.91%, 4/15/20	1,025,000	1,031,056

SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[2]	1,785,000	1,804,794
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	600,000	611,937
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	848,096	848,178
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	730,000	733,183

TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[2]	525,000	525,763

United Auto Credit Securitization Trust:
Series 2012-1,Cl. C, 2.52%, 3/15/16[2]	584,016	585,698
Series 2013-1,Cl. B, 1.74%, 4/15/16[2]	975,000	978,413
Series 2013-1,Cl. C, 2.22%, 12/15/17[2]	620,000	623,631
Series 2013-1,Cl. D, 2.90%, 12/15/17[2]	110,000	111,413
Series 2014-1,Cl. D, 2.38%, 10/15/18[2]	870,000	870,874

Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[2]	775,000	773,643

		121,237,524

Credit Card—0.8%

Capital One Multi-Asset Execution Trust:
Series 2006-A11,Cl. A11, 0.245%, 6/17/19[4]	2,255,000	2,249,240
Series 2006-A3,Cl. A3, 5.05%, 12/17/18	3,275,000	3,483,306

Chase Issuance Trust, Series 2012-A3, Cl. A3, 0.79%, 6/15/17	3,130,000	3,138,615

21      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Credit Card (Continued)

Citibank Credit Card Issuance Trust:
Series 2013-A11,Cl. A11, 0.399%, 2/7/18[4]	$1,825,000	$1,827,114
Series 2013-A6,Cl. A6, 1.32%, 9/7/18	2,300,000	2,318,513

GE Capital Credit Card Master Note Trust:
Series 2010-1,Cl. A, 3.69%, 3/15/18	2,885,000	2,934,804
Series 2012-1,Cl. A, 1.03%, 1/15/18	2,025,000	2,029,395

		17,980,987

Equipment—0.2%

CLI Funding V LLC, Series 2014-1A, Cl. A, 3.29%, 6/18/29[2]	3,840,291	3,848,127

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	374,202	373,778

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	920,162	924,223

		5,146,128

Home Equity Loan—2.4%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	1,834,639	1,832,254

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.645%, 6/25/35[4]	5,500,000	4,351,457

New Century Home Equity Loan Trust 2005-1, Series 2005-1, Cl. M2, 0.875%, 3/25/35[4]	18,380,189	16,533,421

New Residential Advance Receivables Trust:
Series 2014-T1,Cl. A1, 1.274%, 3/15/45[2]	2,120,000	2,123,281
Series 2014-T1,Cl. B1, 1.671%, 3/15/45[2]	1,820,000	1,821,349

RAMP Trust, Series 2006-EFC1, Cl. M2, 0.555%, 2/25/36[4]	5,490,000	4,494,712

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.475%, 5/25/37[2,4]	24,155,040	21,970,169

TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[2]	1,833,500	1,864,962
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[2]	617,885	616,087

		55,607,692

Loans: Other—3.2%

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.419%, 5/10/32[4,5]	18,472,522	18,241,616

Airspeed Ltd.:
Series 2007-1A,Cl. G1, 0.425%, 6/15/32[4,5]	29,881,052	25,474,015
Series 2007-1A,Cl. G2, 0.435%, 6/15/32[4,5]	10,811,972	9,405,086

Blade Engine Securitization Ltd.:
Series 2006-1A,Cl. A1, 1.155%, 9/15/41[4]	1,719,789	1,322,343
Series 2006-1A,Cl. B, 3.155%, 9/15/41[4,5]	6,905,528	2,969,377
Series 2006-1AW,Cl. A1, 0.455%, 9/15/41[4,5]	23,445,958	18,529,916

Raspro Trust, Series 2005-1A, Cl. G, 0.631%, 3/23/24[4,5]	617,263	604,918

		76,547,271

Total Asset-Backed Securities (Cost $272,750,560)		276,519,602

Mortgage-Backed Obligations—17.0%

Government Agency—11.7%

FHLMC/FNMA/FHLB/Sponsored—11.6%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	894,456	943,885
5.00%, 12/1/34	78,593	86,843
6.00%, 5/1/18	249,573	261,055
6.50%, 7/1/28-4/1/34	218,282	250,288

22      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
7.00%, 10/1/31	$287,853	$337,983
8.00%, 4/1/16	20,516	20,989
9.00%, 8/1/22-5/1/25	19,192	21,138

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 12.699%, 4/1/27[6]	169,971	29,465
Series 192,Cl. IO, 8.241%, 2/1/28[6]	51,412	10,616
Series 243,Cl. 6, 0.00%, 12/15/32[6,7]	183,079	35,475

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,407,889	2,441,403

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.969%, 6/1/26[8]	56,437	53,561

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	116,359	129,809
Series 2043,Cl. ZP, 6.50%, 4/15/28	548,389	617,732
Series 2053,Cl. Z, 6.50%, 4/15/28	117,103	130,688
Series 2279,Cl. PK, 6.50%, 1/15/31	221,536	246,331
Series 2326,Cl. ZP, 6.50%, 6/15/31	96,860	109,104
Series 2426,Cl. BG, 6.00%, 3/15/17	354,490	373,668
Series 2427,Cl. ZM, 6.50%, 3/15/32	383,858	433,402
Series 2461,Cl. PZ, 6.50%, 6/15/32	540,954	608,840
Series 2500,Cl. FD, 0.655%, 3/15/32[4]	67,313	68,057
Series 2526,Cl. FE, 0.555%, 6/15/29[4]	75,313	75,868
Series 2538,Cl. F, 0.755%, 12/15/32[4]	462,148	467,768
Series 2551,Cl. FD, 0.555%, 1/15/33[4]	46,532	46,830
Series 2626,Cl. TB, 5.00%, 6/15/33	694,455	753,173
Series 2635,Cl. AG, 3.50%, 5/15/32	133,304	139,574
Series 2707,Cl. QE, 4.50%, 11/15/18	861,989	912,686
Series 2770,Cl. TW, 4.50%, 3/15/19	115,114	122,373
Series 3025,Cl. SJ, 24.182%, 8/15/35[4]	69,379	103,223
Series 3030,Cl. FL, 0.555%, 9/15/35[4]	897,489	899,789
Series 3645,Cl. EH, 3.00%, 12/15/20	57,970	59,997
Series 3741,Cl. PA, 2.15%, 2/15/35	3,177,488	3,249,396
Series 3815,Cl. BD, 3.00%, 10/15/20	106,885	110,008
Series 3822,Cl. JA, 5.00%, 6/15/40	444,796	474,048
Series 3840,Cl. CA, 2.00%, 9/15/18	80,984	82,383
Series 3848,Cl. WL, 4.00%, 4/15/40	1,294,323	1,336,824
Series 3857,Cl. GL, 3.00%, 5/15/40	101,536	104,324
Series 4221,Cl. HJ, 1.50%, 7/15/23	2,010,466	2,018,360

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 50.899%, 3/15/29[6]	158,063	30,935
Series 2639,Cl. SA, 0.00%, 7/15/22[6,7]	25,256	102
Series 2796,Cl. SD, 50.961%, 7/15/26[6]	216,569	39,522
Series 2815,Cl. PT, 0.00%, 11/15/32[6,7]	2,632,120	208,660
Series 2920,Cl. S, 48.614%, 1/15/35[6]	1,189,427	210,879
Series 2922,Cl. SE, 5.932%, 2/15/35[6]	288,518	57,155
Series 2937,Cl. SY, 17.668%, 2/15/35[6]	4,006,929	666,492
Series 3201,Cl. SG, 5.375%, 8/15/36[6]	1,092,470	180,442
Series 3397,Cl. GS, 12.161%, 12/15/37[6]	619,657	107,892

23      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3424,Cl. EI, 0.526%, 4/15/38[6]	$353,421	$41,795
Series 3450,Cl. BI, 9.662%, 5/15/38[6]	1,508,248	208,716
Series 3606,Cl. SN, 3.081%, 12/15/39[6]	642,076	98,739

Federal National Mortgage Assn.:
2.50%, 9/1/29[3]	12,645,000	12,818,869
3.00%, 4/25/26[3]	9,410,000	9,758,905
4.00%, 9/1/44[3]	89,385,000	94,762,071
4.50%, 9/25/29-9/25/44[3]	53,540,000	57,807,516
5.00%, 9/1/44[3]	21,120,000	23,294,376
6.00%, 9/1/39[3]	6,075,000	6,852,412

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	3,013,141	3,188,864
5.00%, 3/1/21	205,309	216,982
5.50%, 2/1/35-4/1/39	2,551,401	2,848,028
6.50%, 5/1/17-11/1/31	1,110,507	1,227,283
7.00%, 11/1/17-7/1/35	102,540	113,060
7.50%, 1/1/33-3/1/33	2,773,608	3,277,946
8.50%, 7/1/32	10,081	11,633

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Series 222,Cl. 2, 20.561%, 6/25/23[6]	366,378	79,244
Series 252,Cl. 2, 40.741%, 11/25/23[6]	348,226	65,977
Series 303,Cl. IO, 33.615%, 11/25/29[6]	137,725	28,495
Series 308,Cl. 2, 26.951%, 9/25/30[6]	340,673	68,084
Series 320,Cl. 2, 6.702%, 4/25/32[6]	1,214,221	259,355
Series 321,Cl. 2, 0.00%, 4/25/32[6,7]	925,970	182,783
Series 331,Cl. 9, 10.478%, 2/25/33[6]	335,710	79,899
Series 334,Cl. 17, 11.314%, 2/25/33[6]	196,370	44,562
Series 339,Cl. 12, 0.00%, 6/25/33[6,7]	685,537	143,468
Series 339,Cl. 7, 0.00%, 11/25/33[6,7]	836,235	163,644
Series 343,Cl. 13, 0.00%, 9/25/33[6,7]	667,107	131,851
Series 343,Cl. 18, 0.00%, 5/25/34[6,7]	198,149	35,740
Series 345,Cl. 9, 0.00%, 1/25/34[6,7]	306,505	62,911
Series 351,Cl. 10, 0.00%, 4/25/34[6,7]	232,511	47,721
Series 351,Cl. 8, 0.00%, 4/25/34[6,7]	382,113	67,945
Series 356,Cl. 10, 0.00%, 6/25/35[6,7]	287,029	51,466
Series 356,Cl. 12, 0.00%, 2/25/35[6,7]	140,595	25,427
Series 362,Cl. 13, 0.00%, 8/25/35[6,7]	477,851	83,005
Series 364,Cl. 16, 0.00%, 9/25/35[6,7]	563,596	98,338
Series 365,Cl. 16, 0.00%, 3/25/36[6,7]	1,461,924	252,892

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	317,811	354,718
Series 1998-61,Cl. PL, 6.00%, 11/25/28	160,938	177,676
Series 1999-54,Cl. LH, 6.50%, 11/25/29	260,733	288,955
Series 2001-51,Cl. OD, 6.50%, 10/25/31	460,571	507,724
Series 2003-100,Cl. PA, 5.00%, 10/25/18	2,747,211	2,919,816
Series 2003-130,Cl. CS, 13.79%, 12/25/33[4]	282,114	332,006
Series 2003-28,Cl. KG, 5.50%, 4/25/23	1,894,532	2,064,488
Series 2003-84,Cl. GE, 4.50%, 9/25/18	177,774	186,874

24      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates: (Continued)
Series 2004-101,Cl. BG, 5.00%, 1/25/20	$657,329	$683,475
Series 2004-25,Cl. PC, 5.50%, 1/25/34	456,279	485,822
Series 2005-104,Cl. MC, 5.50%, 12/25/25	4,071,051	4,474,646
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,634,502
Series 2005-73,Cl. DF, 0.405%, 8/25/35[4]	2,279,165	2,282,739
Series 2006-11,Cl. PS, 23.998%, 3/25/36[4]	215,404	319,776
Series 2006-46,Cl. SW, 23.631%, 6/25/36[4]	169,564	235,830
Series 2006-50,Cl. KS, 23.632%, 6/25/36[4]	353,534	530,994
Series 2006-50,Cl. SK, 23.632%, 6/25/36[4]	55,638	81,739
Series 2008-14,Cl. BA, 4.25%, 3/25/23	454,203	476,109
Series 2008-75,Cl. DB, 4.50%, 9/25/23	722,858	760,829
Series 2009-113,Cl. DB, 3.00%, 12/25/20	1,987,299	2,051,021
Series 2009-36,Cl. FA, 1.095%, 6/25/37[4]	614,978	628,478
Series 2009-37,Cl. HA, 4.00%, 4/25/19	933,107	973,871
Series 2009-70,Cl. NT, 4.00%, 8/25/19	76,749	79,974
Series 2009-70,Cl. TL, 4.00%, 8/25/19	3,078,301	3,207,653
Series 2010-43,Cl. KG, 3.00%, 1/25/21	810,230	838,857
Series 2011-15,Cl. DA, 4.00%, 3/25/41	331,820	347,438
Series 2011-3,Cl. EL, 3.00%, 5/25/20	3,335,155	3,442,244
Series 2011-3,Cl. KA, 5.00%, 4/25/40	1,286,272	1,388,905
Series 2011-38,Cl. AH, 2.75%, 5/25/20	87,442	89,936
Series 2011-82,Cl. AD, 4.00%, 8/25/26	1,682,901	1,761,520

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 38.266%, 3/17/31[6]	140,604	21,927
Series 2001-65,Cl. S, 20.805%, 11/25/31[6]	323,057	74,634
Series 2001-81,Cl. S, 20.354%, 1/25/32[6]	83,719	18,349
Series 2002-47,Cl. NS, 27.81%, 4/25/32[6]	201,405	46,522
Series 2002-51,Cl. S, 27.995%, 8/25/32[6]	184,918	42,717
Series 2002-52,Cl. SD, 32.619%, 9/25/32[6]	256,787	63,704
Series 2002-60,Cl. SM, 23.00%, 8/25/32[6]	273,436	50,815
Series 2002-7,Cl. SK, 19.734%, 1/25/32[6]	86,172	17,308
Series 2002-75,Cl. SA, 25.009%, 11/25/32[6]	394,442	87,171
Series 2002-77,Cl. BS, 19.876%, 12/18/32[6]	170,813	37,460
Series 2002-77,Cl. SH, 31.953%, 12/18/32[6]	125,060	28,843
Series 2002-89,Cl. S, 45.104%, 1/25/33[6]	623,732	180,965
Series 2002-9,Cl. MS, 22.665%, 3/25/32[6]	113,421	23,828
Series 2002-90,Cl. SN, 23.903%, 8/25/32[6]	140,802	26,165
Series 2002-90,Cl. SY, 29.979%, 9/25/32[6]	67,271	14,924
Series 2003-33,Cl. SP, 22.151%, 5/25/33[6]	370,119	72,448
Series 2003-46,Cl. IH, 0.00%, 6/25/23[6,7]	735,176	104,186
Series 2004-54,Cl. DS, 36.856%, 11/25/30[6]	242,241	53,478
Series 2004-56,Cl. SE, 8.296%, 10/25/33[6]	507,953	88,680
Series 2005-12,Cl. SC, 8.014%, 3/25/35[6]	145,358	24,186
Series 2005-19,Cl. SA, 44.999%, 3/25/35[6]	2,826,550	645,534
Series 2005-40,Cl. SA, 46.274%, 5/25/35[6]	645,763	145,837
Series 2005-52,Cl. JH, 5.069%, 5/25/35[6]	1,448,398	209,868
Series 2005-6,Cl. SE, 54.823%, 2/25/35[6]	1,074,522	201,708
Series 2005-93,Cl. SI, 12.622%, 10/25/35[6]	817,925	124,960
Series 2008-55,Cl. SA, 0.00%, 7/25/38[6,7]	519,445	81,454
Series 2009-8,Cl. BS, 0.00%, 2/25/24[6,7]	679,970	49,346

25      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2012-40,Cl. PI, 1.637%, 4/25/41[6]	$4,715,502	$747,737

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.699%, 9/25/23[8]	143,871	128,429

		275,190,835

GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool, 8.50%, 8/15/17-12/15/17	22,245	23,761

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 60.072%, 2/16/32[6]	326,385	61,644
Series 2002-41,Cl. GS, 33.971%, 6/16/32[6]	165,494	29,059
Series 2002-76,Cl. SY, 54.141%, 12/16/26[6]	837,316	188,569
Series 2007-17,Cl. AI, 13.372%, 4/16/37[6]	2,444,149	475,329
Series 2011-52,Cl. HS, 9.625%, 4/16/41[6]	2,836,845	581,908

		1,360,270

Non-Agency—5.3%

Commercial—4.0%

Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	1,890,000	2,018,757
Series 2006-6,Cl. AM, 5.39%, 10/10/45	3,460,000	3,707,803

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.446%, 7/20/36[4]	4,200,000	3,949,352

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.256%, 9/26/35[2,4]	1,583,709	1,622,036

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[4]	1,963,284	1,951,253

Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 0.835%, 6/25/35[4]	5,000,000	4,591,130

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[4]	1,780,000	1,918,350

CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.527%, 1/15/46[4]	2,170,000	2,289,912

Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.339%, 12/10/49[4]	1,860,000	2,061,060
Series 2013-GC11,Cl. D, 4.605%, 4/10/46[2,4]	675,000	643,952

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[4]	3,188,059	3,141,263

COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.97%, 6/10/46[4]	3,460,000	3,704,525
Series 2012-CR4,Cl. D, 4.728%, 10/15/45[2,4]	180,000	176,964
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[2,4]	280,000	268,672
Series 2013-CR7,Cl. D, 4.496%, 3/10/46[2,4]	735,000	693,602

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[6,7]	6,009,299	605,049

Credit Suisse Commercial Mortgage Trust:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	1,904,876	1,488,228
Series 2006-C1,Cl. AJ, 5.642%, 2/15/39[4]	1,000,000	1,049,093
Series 2006-C4,Cl. AM, 5.509%, 9/15/39	620,000	666,617

26      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Commercial (Continued)

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[4]	$1,600,000	$1,664,095

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.619%, 9/26/36[2,4]	673,385	680,201

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[2,4]	260,000	280,979

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 0.805%, 11/25/35[4]	1,010,640	766,119

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.60%, 11/25/46[2,4]	175,000	179,319
Series 2013-K25,Cl. C, 3.743%, 11/25/45[2,4]	350,000	336,853
Series 2013-K26,Cl. C, 3.723%, 12/25/45[2,4]	255,000	244,803
Series 2013-K27,Cl. C, 3.616%, 1/25/46[2,4]	400,000	385,147
Series 2013-K28,Cl. C, 3.614%, 6/25/46[2,4]	1,925,000	1,848,823
Series 2013-K502,Cl. C, 3.31%, 3/25/45[2,4]	720,000	723,919
Series 2013-K712,Cl. C, 3.484%, 5/25/45[2,4]	730,000	723,624
Series 2013-K713,Cl. C, 3.274%, 4/25/46[2,4]	480,000	469,404

GCCFC Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 6.014%, 7/10/38[4]	200,000	215,005
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[4]	2,785,000	3,058,674

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.49%, 11/10/45[4]	210,000	212,462

GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[4]	895,000	943,981

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,4]	1,876,292	1,776,434

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.226%, 7/25/35[4]	644,301	646,225

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.573%, 12/15/47[2,4]	975,000	947,158

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	1,750,000	1,769,229
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[4]	3,290,000	3,465,173

JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	1,535,124	1,424,670

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.619%, 9/26/36[2,4]	2,573,712	2,581,394
Series 2009-5,Cl. 1A2, 2.612%, 7/26/36[2,4]	1,396,965	1,197,701

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 6.049%, 6/15/38[4]	1,085,000	1,165,897

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[4]	2,315,000	2,495,769

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.818%, 11/15/45[2,4]	545,000	532,368
Series 2013-C7,Cl. D, 4.442%, 2/15/46[2,4]	645,000	607,404
Series 2013-C8,Cl. D, 4.31%, 12/15/48[2,4]	485,000	455,390

Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	4,050,000	4,383,149
Series 2007-IQ15,Cl. AM, 6.105%, 6/11/49[4]	1,700,000	1,848,166

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.048%, 11/26/36[2,4]	1,941,889	1,398,967

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.375%, 6/26/46[2,4]	2,841,306	2,879,786

Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10,Cl. 2A, 2.386%, 8/25/34[4]	1,070,080	1,062,628
Series 2007-6,Cl. 3A1, 4.601%, 7/25/37[4]	1,471,543	1,156,940

27      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.89%, 5/10/63[2,4]	$240,000	$233,688

Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17,Cl. AJ, 5.224%, 3/15/42[4]	910,000	926,975
Series 2005-C22,Cl. AM, 5.505%, 12/15/44[4]	605,000	633,918
Series 2007-C30,Cl. AM, 5.383%, 12/15/43	350,000	376,791

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.372%, 12/25/35[4]	1,046,868	1,023,259

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[4]	3,354,998	3,430,645
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[4]	1,218,616	1,156,708
Series 2006-AR7,Cl. 2A4, 2.613%, 5/25/36[4]	141,637	132,798
Series 2006-AR8,Cl. 2A4, 2.619%, 4/25/36[4]	735,995	723,952
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	866,374	899,461
Series 2007-AR3,Cl. A4, 5.674%, 4/25/37[4]	48,952	48,525
Series 2007-AR8,Cl. A1, 5.472%, 11/25/37[4]	1,038,956	957,457

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.607%, 12/15/45[2,4]	280,000	271,697
Series 2012-C7,Cl. E, 5.001%, 6/15/45[2,4]	500,000	502,375
Series 2012-C8,Cl. E, 5.039%, 8/15/45[2,4]	230,000	232,636
Series 2013-C11,Cl. D, 4.322%, 3/15/45[2,4]	278,000	266,922
Series 2013-C15,Cl. D, 4.634%, 8/15/46[2,4]	625,000	598,035

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[2,6,7]	18,836,549	1,122,103

		94,613,419

Multi-Family—0.1%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.344%, 6/25/36[4]	816,346	761,214

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.615%, 3/25/36[4]	543,563	545,886

		1,307,100

Residential—1.2%

Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.935%, 6/25/35[4]	4,000,000	3,435,164

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 6.015%, 2/10/51[4]	1,635,000	1,812,601

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	367,176	332,973
Series 2007-C,Cl. 1A4, 5.405%, 5/20/36[4]	343,962	334,758

Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	1,149,682	1,084,228

Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.955%, 11/25/34[4]	2,709,115	2,348,107

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.265%, 7/25/36[4]	668,044	656,929

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[4]	3,375,000	3,551,629

Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	1,339,270	1,280,302
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	5,321,675	4,973,111

28      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Residential (Continued)

Countrywide Asset-Backed Certificates, Series 2004-6, Cl. M5, 2.06%, 8/25/34[4]	$1,143,349	$964,638

Countrywide Home Loans:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	1,252,008	1,198,892
Series 2006-6,Cl. A3, 6.00%, 4/25/36	538,438	526,459

GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[4]	18,735	18,014

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	442,232	426,352

Home Equity Mortgage Trust:
Series 2005-HF1,Cl. A2B, 0.855%, 2/25/36[4]	495,608	476,684
Series 2005-HF1,Cl. A3B, 0.855%, 2/25/36[4]	373,287	359,035

RAMP Trust, Series 2005-RS2, Cl. M4, 0.875%, 2/25/35[4]	4,469,000	4,011,937

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.421%, 10/25/33[4]	851,836	876,888

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.689%, 10/25/36[4]	776,251	761,269

		29,429,970

Total Mortgage-Backed Obligations (Cost $393,431,621)		401,901,594

U.S. Government Obligations—2.3%

Federal National Mortgage Assn. Nts., 1%, 9/27/17	2,429,000	2,423,258

United States Treasury Nts.:
0.75%, 6/30/17	38,370,000	38,208,117
0.875%, 8/15/17	10,479,000	10,461,395
1.625%, 4/30/19	4,530,000	4,539,377

Total U.S. Government Obligations (Cost $55,573,150)		55,632,147

Non-Convertible Corporate Bonds and Notes—20.1%

Consumer Discretionary—2.5%

Auto Components—0.3%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	1,910,000	2,048,475

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	1,032,000	1,058,441

TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[2]	1,125,000	1,158,750
7.25% Sr. Unsec. Nts., 3/15/17[5]	1,719,000	1,933,875

		6,199,541

Automobiles—0.6%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	1,775,000	1,787,748
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,218,000	1,882,028

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	4,731,000	5,568,307

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,771,000	2,085,352

Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[2]	1,960,000	1,962,816

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	1,502,000	1,565,670

		14,851,921

Hotels, Restaurants & Leisure—0.3%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	560,000	562,976

29      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	$1,860,000	$1,870,206

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	336,000	352,896

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	944,000	1,118,965

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	1,797,000	1,978,948

Yum! Brands, Inc., 4.25% Sr. Unsec. Nts., 9/15/15	1,886,000	1,960,776

		7,844,767

Household Durables—0.2%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,782,000	1,893,375

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	1,845,000	1,881,900

Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	521,000	521,089

		4,296,364

Media—0.8%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	786,000	973,107

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	995,000	1,449,713

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,832,000	1,977,016

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	1,245,000	1,346,810

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	1,696,000	1,804,035

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	311,000	338,455
9.15% Debs., 2/1/23	560,000	783,330

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,000,000	1,037,797

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	1,887,000	1,891,717

Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[2]	2,018,000	2,050,793

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	433,000	453,502

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	2,038,000	2,073,306

Time Warner, Inc., 4.875% Sr. Unsec. Nts., 3/15/20	1,409,000	1,572,488

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	835,000	860,479

		18,612,548

Specialty Retail—0.2%

Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	546,000	569,517

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	649,000	736,540

L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	211,000	240,013
8.50% Sr. Unsec. Nts., 6/15/19	1,485,000	1,796,850

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	960,000	987,370

		4,330,290

Textiles, Apparel & Luxury Goods—0.1%

Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	1,745,000	1,906,412

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,755,000	1,750,613

		3,657,025

30      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Consumer Staples—1.0%

Beverages—0.4%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$1,646,000	$2,603,447

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	1,996,000	2,003,485

Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[2]	1,522,000	1,527,191

Pernod Ricard SA, 2.95% Sr. Unsec. Nts., 1/15/17[2]	1,944,000	2,013,381

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	1,050,000	1,174,228

		9,321,732

Food & Staples Retailing—0.1%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	1,033,000	1,141,395

Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	1,230,000	1,402,570

		2,543,965

Food Products—0.3%

Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	1,412,000	1,465,018
8.50% Sr. Unsec. Nts., 6/15/19	1,440,000	1,806,739

ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	881,000	886,443

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	642,000	680,091
6.60% Sr. Unsec. Nts., 4/1/16	1,728,000	1,878,815

		6,717,106

Tobacco—0.2%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,127,000	1,958,444

Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	1,732,000	1,970,576

		3,929,020

Energy—2.5%

Energy Equipment & Services—0.3%

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	507,000	552,802

Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	1,532,000	1,575,022
4.625% Sr. Unsec. Nts., 9/15/21	1,028,000	1,126,474
5.00% Sr. Unsec. Nts., 9/15/20	611,000	684,091

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	809,000	869,701

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	1,588,000	1,837,460

		6,645,550

Oil, Gas & Consumable Fuels—2.2%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	896,000	920,843
6.20% Sr. Unsec. Nts., 3/15/40	820,000	1,043,999

Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[2]	950,000	1,138,599

Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 8/15/20	1,746,000	2,020,995

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	1,502,000	1,567,713

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	680,000	662,694

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,056,000	2,064,055

31      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	$1,892,000	$2,046,979

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[2]	1,290,000	1,341,769

DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	579,000	593,466

El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	790,000	819,903

Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	1,201,000	1,216,948

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	1,544,000	1,566,362
4.40% Sr. Unsec. Nts., 4/1/24	960,000	1,017,411

Kinder Morgan Energy Partners LP, 4.15% Sr. Unsec. Nts., 2/1/24	905,000	921,724

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	596,000	640,700

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[2]	14,000,000	14,072,240

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	2,066,000	2,132,329
5.45% Sr. Unsec. Nts., 10/14/21[2]	1,326,000	1,489,432

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	1,331,000	1,501,317

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	1,668,000	1,788,930

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	1,466,000	1,472,230

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[5]	1,907,000	1,926,070

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,184,628
4.75% Sr. Unsec. Nts., 3/15/24	888,000	972,528

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	1,945,000	2,056,837

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	1,800,000	1,980,000

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	1,026,000	1,097,451

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	1,390,000	1,529,199

		52,787,351

Financials—7.3%

Capital Markets—1.6%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	1,579,000	1,608,619

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	2,017,000	2,178,798

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	1,057,000	1,235,964

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,9]	5,993,000	4,764,435

Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	2,347,000	2,424,226
5.70% Jr. Sub. Perpetual Bonds, Series L4,9	2,019,000	2,094,504

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	1,678,000	1,771,063

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	3,115,000	3,624,106

Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[4,9]	6,000,000	5,115,000

Morgan Stanley:
5.00% Sub. Nts., 11/24/25	3,588,000	3,858,155

32      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Capital Markets (Continued)

Morgan Stanley: (Continued)
6.25% Sr. Unsec. Nts., 8/28/17	$1,000,000	$1,132,695

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	1,864,000	1,892,605

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,677,913

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[4,9]	3,615,000	3,829,641

		37,207,724

Commercial Banks—3.4%

Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	1,582,000	1,620,961

Bank of America Corp.:
4.20% Sub. Nts., 8/26/24	1,575,000	1,600,942
7.75% Jr. Sub. Nts., 5/14/38	1,818,000	2,556,639
8.00% Jr. Sub. Perpetual Bonds, Series K4,9	1,768,000	1,963,177

Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	1,704,000	1,862,545

Citigroup, Inc.:
4.00% Sub. Nts., 8/5/24	502,000	504,109
6.675% Sub. Nts., 9/13/43	1,705,000	2,178,368
5.95% Jr. Sub. Perpetual Bonds, Series D4,9	1,960,000	1,979,600

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]	1,775,000	2,146,177

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[2,4,9]	3,022,000	3,212,764

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	4,460,000	4,632,825

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]	1,985,000	2,007,702

JPMorgan Chase & Co.:
7.90% Jr. Sub. Perpetual Bonds, Series 1[4,9]	4,500,000	5,000,625
6.75% Jr. Sub. Perpetual Bonds, Series S4,9	1,648,000	1,777,780

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[2]	1,687,000	1,972,024

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[2,4,9]	1,763,000	1,934,892

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[4,5,9]	2,765,000	2,917,075

Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	294,999

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,9	1,900,000	2,018,750

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,4,9]	1,705,000	1,822,219

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	1,987,000	2,073,560

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,9]	11,000,000	10,835,000

Wells Fargo & Co.:
7.98% Jr. Sub. Perpetual Bonds, Series K4,9	18,000,000	20,430,000
5.90% Jr. Sub. Perpetual Bonds, Series S4,9	2,010,000	2,110,500

		79,453,233

Consumer Finance—0.1%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	1,757,000	1,853,635

Diversified Financial Services—0.3%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	1,655,000	1,636,778

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	2,538,000	2,703,927

33      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Diversified Financial Services (Continued)

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	$1,880,000	$1,922,300

		6,263,005

Insurance—1.6%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[2]	1,492,000	1,633,862

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,583,000	1,693,345

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	1,485,000	1,588,075

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	2,951,000	3,107,114

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	2,276,000	2,372,846
4.85% Sr. Unsec. Nts., 8/1/44[2]	1,213,000	1,232,881

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	3,080,000	3,176,250

MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,000,000	16,250,000

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	1,281,000	1,301,816

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[4,5,9]	2,955,000	3,124,913

WR Berkley Corp., 4.75% Sr. Unsec. Nts., 8/1/44	1,004,000	1,014,114

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[4,5]	1,743,000	1,882,440

		38,377,656

Real Estate—0.0%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	799,399

Real Estate Investment Trusts (REITs)—0.3%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	861,000	949,775
5.90% Sr. Unsec. Nts., 11/1/21	983,000	1,130,662

ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[2]	1,908,000	1,911,866

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	946,000	962,015

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	1,907,000	1,899,849

Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	963,000	1,005,701

		7,859,868

Health Care—0.8%

Biotechnology—0.1%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,154,000	1,410,571

Health Care Equipment & Supplies—0.3%

Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	1,751,000	1,836,465

CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	1,914,000	1,912,015
3.875% Sr. Unsec. Nts., 5/15/24	934,000	952,303

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	1,715,000	1,768,679

		6,469,462

Health Care Providers & Services—0.1%

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[2]	1,525,000	1,570,750

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	1,706,000	1,885,130

		3,455,880

34      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Life Sciences Tools & Services—0.1%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	$123,000	$127,341

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	605,000	640,355
5.00% Sr. Unsec. Nts., 6/1/15	881,000	910,603
5.30% Sr. Unsec. Nts., 2/1/44	717,000	820,663

		2,498,962

Pharmaceuticals—0.2%

Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17[2]	1,250,000	1,247,749

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	1,756,000	1,921,856

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	1,929,000	1,904,887

Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	604,000	604,614

		5,679,106

Industrials—1.5%

Aerospace & Defense—0.3%

B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	1,897,000	2,062,987

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,722,000	1,881,285

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	497,000	494,891
3.95% Sr. Unsec. Nts., 5/28/24	905,000	908,004

Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	957,000	1,004,094
6.20% Sr. Unsec. Nts., 3/15/15	142,000	146,461

		6,497,722

Building Products—0.1%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,974,000	2,038,808

Commercial Services & Supplies—0.2%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	1,786,000	1,844,045

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,604,000	2,713,194

		4,557,239

Electrical Equipment—0.0%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	1,478,000	1,470,610

Industrial Conglomerates—0.2%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B4,9	2,884,000	3,224,540

Synchrony Financial:
3.00% Sr. Unsec. Nts., 8/15/19	923,000	936,881
3.75% Sr. Unsec. Nts., 8/15/21	720,000	735,476

		4,896,897

Machinery—0.2%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	938,000	1,001,374

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	1,653,000	1,766,189

35      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Machinery (Continued)

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	$1,748,000	$1,884,633

		4,652,196

Professional Services—0.1%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	1,948,000	1,993,330

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	1,900,000	1,919,000

		3,912,330

Road & Rail—0.2%

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	1,687,000	1,644,204

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	1,862,000	1,905,165
4.25% Sr. Unsec. Nts., 1/17/23[2]	865,000	911,809

		4,461,178

Trading Companies & Distributors—0.2%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	1,957,000	1,986,355

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	1,838,000	2,014,907

		4,001,262

Information Technology—1.1%

Communications Equipment—0.0%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	1,114,000	1,090,893

Electronic Equipment, Instruments, & Components—0.2%

Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	449,000	452,763

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,032,000	2,213,901

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,120,000	2,267,783

		4,934,447

IT Services—0.6%

Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17[5]	9,350,000	9,499,600

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,506,000	1,506,024
3.50% Sr. Unsec. Nts., 4/15/23	1,105,000	1,105,127

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	1,708,000	1,736,568

		13,847,319

Software—0.1%

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,425,000	1,453,338

Technology Hardware, Storage & Peripherals—0.2%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	1,124,000	1,189,748

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	1,789,000	1,844,218

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[2]	1,660,000	1,703,575

		4,737,541

36      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Materials—1.7%

Chemicals—0.3%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	$1,180,000	$1,187,939

Eastman Chemical Co., 3% Sr. Unsec. Nts., 12/15/15	973,000	1,001,280

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	558,000	631,418

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	1,750,000	1,826,563

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,443,000	1,423,859

		6,071,059

Construction Materials—0.1%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	1,748,000	1,823,005

Containers & Packaging—0.2%

Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	670,000	718,575

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,393,000	1,505,674

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	3,292,000	3,408,840

		5,633,089

Metals & Mining—0.5%

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	1,091,000	1,206,649

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	845,000	858,987

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	617,555

Freeport-McMoRan, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	1,800,000	1,805,621
3.875% Sr. Unsec. Nts., 3/15/23	1,135,000	1,154,103
5.45% Sr. Unsec. Nts., 3/15/43	817,000	886,808

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,383,000	1,428,152
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	1,687,000	1,780,564

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	1,467,000	1,543,284

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	547,000	540,559

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24[2]	561,000	574,597

		12,396,879

Paper & Forest Products—0.6%

Appvion, Inc., 9% Sec. Nts., 6/1/20[2]	15,000,000	13,481,250

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	795,000	827,995

		14,309,245

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.8%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	1,264,000	1,237,277

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,331,000	2,155,216

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	1,755,000	1,885,937

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,551,000	1,810,792

37      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	$1,100,000	$1,287,000

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,301,000	1,714,829

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	1,730,000	1,801,362

Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	4,749,000	5,222,238
6.40% Sr. Unsec. Nts., 2/15/38	859,000	1,078,400

		18,193,051

Wireless Telecommunication Services—0.1%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	1,718,000	1,683,767

Rogers Communications, Inc., 6.75% Sr. Unsec. Nts., 3/15/15	554,000	572,225

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	554,000	542,341
6.25% Sr. Unsec. Nts., 11/30/32	605,000	750,832

		3,549,165

Utilities—0.8%

Electric Utilities—0.4%
EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[2]	1,850,000	2,013,781

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	938,000	981,080

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	1,670,000	1,690,778
5.30% Sr. Unsec. Nts., 7/1/43	402,000	464,365

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[2]	888,000	964,406

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	411,308

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,293,000	1,321,985

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	2,185,000	2,480,777

		10,328,480

Independent Power and Renewable Electricity Producers—0.1%

Dayton Power & Light Co., 1.875% Sec. Nts., 9/15/16	1,335,000	1,358,412

Multi-Utilities—0.3%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	1,629,000	1,807,366

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,021,000	1,076,352
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	661,000	751,339

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	1,233,000	1,246,223

TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	1,168,000	1,214,412

		6,095,692

Total Non-Convertible Corporate Bonds and Notes (Cost $453,541,438)		475,375,538

Convertible Corporate Bonds and Notes—0.7%

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[5]	13,500,000	15,390,000

38      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value

Convertible Corporate Bonds and Notes (Continued)

SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27	$1,000,000	$1,130,625
3.00% Cv. Sr. Unsec. Nts., 11/15/28[2]	666,000	638,944

Total Convertible Corporate Bonds and Notes (Cost $16,411,939)		17,159,569

Corporate Loans—3.7%

Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 6/28/19[4]	17,820,000	17,831,138

AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/10/21[4]	14,773,973	14,872,471

Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C2, 2.231%, 10/31/16[4]	9,900,000	9,946,411

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[4]	9,900,000	9,900,000

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[4]	17,511,840	17,435,225

International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 2/26/21[4]	17,000,000	16,949,000

Total Corporate Loans (Cost $86,780,440)		86,934,245

	Shares

Structured Securities—0.7%

Goldman Sachs Group, Inc. (The), Actavis plc Equity Linked Nts., 9/30/14[1,2]	45,000	10,247,906

Goldman Sachs Group, Inc. (The), United Continental Holdings, Inc. Equity Linked Nts., 10/17/14[1,2]	114,830	5,414,523

Total Structured Securities (Cost $15,000,622)		15,662,429

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

S&P 500 Index Call[1]	USD	2,000.000	11/22/14	USD	200	830,000

United States Treasury Nts., 10 yr. Futures, 12/19/14 Call[1]	USD	127.000	11/21/14	USD	400	250,000

United States Treasury Nts., 5 yr. Futures, 12/31/14 Call[1]	USD	120.000	11/21/14	USD	750	158,203

Total Exchange-Traded Options Purchased (Cost $818,079)						1,238,203

	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Credit Default Swaptions Purchased—0.0%

Credit Default Swap maturing 6/20/19[1]	JPM	Buy	CDX.NA.IG. 22	1.000%	12/17/14	USD	67,424	36,847

Credit Default Swap maturing 6/20/19[1]	JPM	Buy	CDX.NA.IG. 22	1.000	12/17/14	USD	68,780	37,588

39      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Counterparty		Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Credit Default Swaptions Purchased (Continued)
Credit Default Swap maturing 6/20/19[1]	DEU	Buy	CDX.NA.IG. 22	1.000%	10/15/14	USD	68,575	$4,389

Credit Default Swap maturing 6/20/19[1]	JPM	Buy	CDX.NA.IG. 22	1.000	10/15/14	USD	69,060	4,420

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $478,671)								83,244
Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/25/26 Put[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870%	1/21/16	JPY	5,406,000	15,413

Interest Rate Swap maturing 2/28/27 Put[1]	JPM	Receive	Three- Month USD BBA LIBOR	4.500	2/24/17	USD	50,000	757,508

Interest Rate Swap maturing 4/13/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.410	4/11/16	USD	33,000	752,807

Interest Rate Swap maturing 4/13/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.468	4/11/16	USD	33,000	705,744

Interest Rate Swap maturing 4/27/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.373	4/25/16	USD	30,000	736,194

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,804,593)								2,967,666

40      OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Investment Companies—20.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[10,11]	142,722,250	$142,722,250

Oppenheimer Master Loan Fund, LLC[10]	18,401,410	268,421,086

Oppenheimer Ultra-Short Duration Fund, Cl. Y10	6,058,107	60,702,229

SPDR Gold Trust Exchange Traded Fund1	121,000	14,987,060

Total Investment Companies (Cost $487,269,873)		486,832,625

	Principal Amount

Municipal Bonds and Notes—0.4%
University of Puerto Rico, 5%, 6/1/16	$295,000	218,563

University of Puerto Rico, Series P:
5.00%, 6/1/23	7,500,000	4,769,025
5.00%, 6/1/30	7,500,000	4,377,525

Total Municipal Bonds and Notes (Cost $9,719,561)		9,365,113

Total Investments, at Value (Cost $2,344,737,329)	108.1%	2,561,971,099

Net Other Assets (Liabilities)	(8.1)	(191,876,936)

Net Assets	100.0%	$2,370,094,163

Footnotes to Consolidated Statement of Investments

*August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Consolidated Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $252,666,197 or 10.66% of the Fund’s net assets as of August 29, 2014.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after August 29, 2014. See Note 1 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Restricted security. The aggregate value of restricted securities as of August 29, 2014 was $111,898,901, which represents 4.72% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.419%, 5/10/32	5/14/13-7/19/13	$17,782,626	$18,241,616	$458,990
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.425%, 6/15/32	7/28/10-10/21/10	23,863,908	25,474,015	1,610,107
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.435%, 6/15/32	4/8/11	8,496,680	9,405,086	908,406
Blade Engine Securitization Ltd., Series 2006-1A, Cl. B, 3.155%, 9/15/41	11/10/09	4,569,522	2,969,377	(1,600,145)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.455%, 9/15/41	4/19/13-5/29/13	17,312,117	18,529,916	1,217,799
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17	7/22/13-7/29/13	9,418,323	9,499,600	81,277

41      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40	9/23/13-9/25/13	$14,745,939	$15,390,000	$644,061
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	2,810,271	2,917,075	106,804
Raspro Trust, Series 2005-1A, Cl. G, 0.631%, 3/23/24	6/11/13	570,348	604,918	34,570
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-5/20/14	1,912,950	1,926,070	13,120
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-7/22/13	2,728,633	3,124,913	396,280
TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17	3/31/14-4/8/14	1,942,532	1,933,875	(8,657)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	1,830,665	1,882,440	51,775

		$107,984,514	$111,898,901	$3,914,387

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,248,107 or 0.43% of the Fund’s net assets as of August 29, 2014.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $181,990 or 0.01% of the Fund’s net assets as of August 29, 2014.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 29, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions	Shares August 29, 2014

Oppenheimer Institutional Money
Market Fund, Cl. E	220,971,754	900,022,401	978,271,905	142,722,250
Oppenheimer Master Loan Fund, LLC	13,905,007	4,496,403	—	18,401,410
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer
Short Duration Fund, Cl. Y)	3,024,126	3,033,981	—	6,058,107

42      OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income		Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E	$142,722,250	$166,728		$—
Oppenheimer Master Loan Fund, LLC	268,421,086	12,177,998	[b]	405,013	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)	60,702,229	151,274		18,161

Total	$471,845,565	$12,496,000		$423,174

a. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield as of August 29, 2014.

Forward Currency Exchange Contracts as of August 29, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	10/2014	USD	29,797	JPY	3,040,000	$567,935	$—
DEU	01/2015	USD	9,227	AUD	10,600	—	573,080
RBS	10/2014	USD	9,935	EUR	7,300	340,530	—

Total Unrealized Appreciation and Depreciation						$908,465	$573,080

Futures Contracts as of August 29, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BTP	EUX	Sell	12/8/14	50	$8,495,344	$11,769
United States Treasury Long Bonds	CBT	Buy	12/19/14	245	34,322,969	305,532
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/14	710	155,523,285	(21,478)
United States Treasury Nts., 5 yr.	CBT	Sell	12/31/14	9	1,069,523	(2,534)
United States Treasury Nts., 10 yr.	CBT	Buy	12/19/14	29	3,647,656	(431)
United States Treasury Ultra Bonds	CBT	Buy	12/19/14	158	24,569,000	465,029

						$757,887

Centrally Cleared Credit Default Swaps at August 29, 2014
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.NA.HY.22	Buy	5.000	6/20/19	USD	20,000	$(1,717,122)	$(1,726,450)

Over-the-Counter Credit Default Swaps at August 29, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.NA.IG.20	JPM	Sell	1.000	6/20/18	USD	25,000	$118,805	$581,134

43      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at August 29, 2014
Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date	Notional Amount (000’s)	Value

Blackstone Group LP (The)	GSG	Receive	Six-Month USD BBA LIBOR plus 58 basis points	10/17/14	USD 10,054	$916,532

Glossary:

Counterparty Abbreviations

BOA	Bank of America NA
DEU	Deutsche Bank Securities Inc.
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen

Definitions

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.NA.HY.22	Markit CDX North American High Yield
CDX.NA.IG20	CDX North America Investment Grade Index Series 20

Exchange Abbreviations

CBT	Chicago Board of Trade
EUX	European Stock Exchanges

See accompanying Notes to Consolidated Financial Statements.

44      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES August 29, 2014[1]

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,872,307,787)	$2,090,125,534
Affiliated companies (cost $472,429,542)	471,845,565

2,561,971,099

Cash	5,279,664

Cash used for collateral on futures	1,800,000

Cash used for collateral on OTC derivatives	560,000

Cash used for collateral on centrally cleared swaps	2,911,189

Unrealized appreciation on foreign currency exchange contracts	908,465

Swaps, at value (premiums received $118,805)	1,497,666

Receivables and other assets:
Investments sold (including $16,261,002 sold on a when-issued or delayed delivery basis)	16,455,526
Interest, dividends and principal paydowns	12,587,969
Shares of beneficial interest sold	4,923,152
Variation margin receivable	92
Other	212,100

Total assets	2,609,106,922

Liabilities
Unrealized depreciation on foreign currency exchange contracts	573,080

Centrally cleared swaps, at value (premiums paid $1,717,122)	1,726,450

Payables and other liabilities:
Investments purchased (including $221,521,597 purchased on a when-issued or delayed delivery basis)	233,416,172
Shares of beneficial interest redeemed	2,442,378
Distribution and service plan fees	448,996
Trustees’ compensation	168,987
Variation margin payable	140,039
Shareholder communications	25,343
Other	71,314

Total liabilities	239,012,759

Net Assets	$2,370,094,163

Composition of Net Assets
Par value of shares of beneficial interest	$237,189

Additional paid-in capital	2,567,597,883

Accumulated net investment income	29,327,913

Accumulated net realized loss on investments and foreign currency transactions	(446,728,959)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	219,660,137

Net Assets	$2,370,094,163

45      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,730,244,979 and 172,424,305 shares of beneficial interest outstanding)	$10.03

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.64

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,021,396 and 2,957,366 shares of beneficial interest outstanding)	$9.81

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $296,135,835 and 30,411,863 shares of beneficial interest outstanding)	$9.74

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,893,699 and 1,085,843 shares of beneficial interest outstanding)	$10.03

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,798,597 and 2,401,636 shares of beneficial interest outstanding)	$9.91

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $279,999,657 and 27,907,971 shares of beneficial interest outstanding)	$10.03

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

46      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended August 29, 2014[1]

Allocation of Income and Expenses from Master Fund[2]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$11,670,910
Dividends	507,088
Net expenses	(733,678)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	11,444,320

Investment Income
Interest (net of foreign withholding taxes of $3,874)	40,359,363
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $453,529)	35,650,929
Affiliated companies	318,002
Fee income on when-issued securities	5,637,823
Other income	36,616
Total investment income	82,002,733

Expenses
Management fees	11,293,055
Distribution and service plan fees:
Class A	3,800,785
Class B	309,654
Class C	2,307,594
Class R3	106,857
Transfer and shareholder servicing agent fees:
Class A	3,165,571
Class B	95,615
Class C	473,669
Class I	1,418
Class R3	50,022
Class Y	320,408
Shareholder communications:
Class A	176,130
Class B	9,345
Class C	25,050
Class I	1
Class R3	2,692
Class Y	9,133
Trustees’ compensation	98,424
Custodian fees and expenses	17,872
Other	314,377
Total expenses	22,577,672
Less waivers and reimbursements of expenses	(1,132,197)
Net expenses	21,445,475

Net Investment Income	72,001,578

47      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options exercised)	$58,631,133
Affiliated companies	18,161
Closing and expiration of futures contracts	(2,510,765)
Foreign currency transactions	242,372
Swap contracts	4,341,204
Net realized gain allocated from Oppenheimer Master Loan Fund, LLC	405,013
Net realized gain	61,127,118
Net change in unrealized appreciation/depreciation on:
Investments	86,723,103
Translation of assets and liabilities denominated in foreign currencies	(93,241)
Futures contracts	290,256
Swap contracts	705,974
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	28,992
Net change in unrealized appreciation/depreciation	87,655,084

Net Increase in Net Assets Resulting from Operations	$220,783,780

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Consolidated Notes.

2. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See

Note 1 of the accompanying Consolidated Notes.

3. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

48      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Operations
Net investment income	$72,001,578	$51,718,078
Net realized gain	61,127,118	31,841,886
Net change in unrealized appreciation/depreciation	87,655,084	(89,748)
Net increase in net assets resulting from operations	220,783,780	83,470,216

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(51,014,563)	(55,849,320)
Class B	(742,478)	(1,165,599)
Class C	(5,616,817)	(4,138,579)
Class I	(136,486)	—
Class R2	(644,299)	(744,207)
Class Y	(4,983,131)	(2,286,840)
	(63,137,774)	(64,184,545)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	93,742,312	72,138,437
Class B	(7,075,925)	(10,665,127)
Class C	96,329,387	69,885,468
Class I	10,640,476	—
Class R2	2,040,556	(1,175,498)
Class Y	162,382,444	82,564,617
	358,059,250	212,747,897

Net Assets
Total increase	515,705,256	232,033,568
Beginning of period	1,854,388,907	1,622,355,339

End of period (including accumulated net investment income of $29,327,913 and $14,141,993, respectively)	$2,370,094,163	$1,854,388,907

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Consolidated Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

49      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended August 29, 2014[1]		Year Ended August 30, 2013[1]		Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.29		$9.17		$8.70		$8.18		$7.50

Income (loss) from investment operations:
Net investment income[2]	0.34		0.29		0.28		0.31		0.30
Net realized and unrealized gain	0.71		0.19		0.54		0.58		0.53

Total from investment operations	1.05		0.48		0.82		0.89		0.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)		(0.36)		(0.35)		(0.37)		(0.15)

Net asset value, end of period	$10.03		$9.29		$9.17		$8.70		$8.18

Total Return, at Net Asset Value[3]	11.44%		5.30%		9.69%		11.06%		11.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,730,245		$1,512,076		$1,422,232		$1,423,082		$1,450,829

Average net assets (in thousands)	$1,627,867		$1,468,782		$1,400,955		$1,486,145		$1,512,770

Ratios to average net assets:[4]
Net investment income	3.55%	[5]	3.07%	[5]	3.18%	[5]	3.55%	[5]	3.75%
Total expenses[6]	1.04%	[5]	0.98%	[5]	1.00%	[5]	0.99%	[5]	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	[5]	0.93%	[5]	0.96%	[5]	0.96%	[5]	0.90%

Portfolio turnover rate[7]	93%		84%		80%		92%		77%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended August 29, 2014	1.06%
Year Ended August 30, 2013	1.00%
Year Ended August 31, 2012	1.02%
Year Ended August 31, 2011	1.01%
Year Ended August 31, 2010	1.04%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286

See accompanying Notes to Consolidated Financial Statements.

50      OPPENHEIMER CAPITAL INCOME FUND

Class B	Year Ended August 29, 2014[1]		Year Ended August 30, 2013[1]		Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.09		$8.98		$8.51		$8.01		$7.36

Income (loss) from investment operations:
Net investment income[2]	0.26		0.19		0.19		0.22		0.22
Net realized and unrealized gain	0.68		0.19		0.54		0.57		0.52

Total from investment operations	0.94		0.38		0.73		0.79		0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)		(0.27)		(0.26)		(0.29)		(0.09)

Net asset value, end of period	$9.81		$9.09		$8.98		$8.51		$8.01

Total Return, at Net Asset Value[3]	10.48%		4.24%		8.80%		9.94%		10.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,021		$33,683		$43,790		$50,221		$65,079

Average net assets (in thousands)	$30,985		$38,619		$45,562		$60,410		$75,369

Ratios to average net assets:[4]
Net investment income	2.70%	[5]	2.10%	[5]	2.20%	[5]	2.55%	[5]	2.81%
Total expenses[6]	1.94%	[5]	2.07%	[5]	2.12%	[5]	2.12%	[5]	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	[5]	1.94%	[5]	1.94%	[5]	1.97%	[5]	1.85%

Portfolio turnover rate[7]	93%		84%		80%		92%		77%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended August 29, 2014	1.96%
Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.14%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.16%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286

See accompanying Notes to Consolidated Financial Statements.

51      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended August 29, 2014[1]		Year Ended August 30, 2013[1]		Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.03		$8.93		$8.47		$7.98		$7.33

Income (loss) from investment operations:
Net investment income[2]	0.26		0.20		0.20		0.23		0.23
Net realized and unrealized gain	0.69		0.19		0.53		0.56		0.52

Total from investment operations	0.95		0.39		0.73		0.79		0.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)		(0.29)		(0.27)		(0.30)		(0.10)

Net asset value, end of period	$9.74		$9.03		$8.93		$8.47		$7.98

Total Return, at Net Asset Value[3]	10.66%		4.41%		8.91%		10.00%		10.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$296,136		$182,920		$112,220		$98,566		$100,299

Average net assets (in thousands)	$230,619		$140,184		$101,423		$102,156		$106,999

Ratios to average net assets:[4]
Net investment income	2.76%	[5]	2.24%	[5]	2.32%	[5]	2.67%	[5]	2.88%
Total expenses[6]	1.82%	[5]	1.80%	[5]	1.86%	[5]	1.87%	[5]	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	[5]	1.75%	[5]	1.82%	[5]	1.84%	[5]	1.77%

Portfolio turnover rate[7]	93%		84%		80%		92%		77%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended August 29, 2014	1.84%
Year Ended August 30, 2013	1.82%
Year Ended August 31, 2012	1.88%
Year Ended August 31, 2011	1.89%
Year Ended August 31, 2010	1.91%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286

See accompanying Notes to Consolidated Financial Statements.

52      OPPENHEIMER CAPITAL INCOME FUND

Class I	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.60

Income (loss) from investment operations:
Net investment income[3]	0.26
Net realized and unrealized gain	0.31

Total from investment operations	0.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)

Net asset value, end of period	$10.03

Total Return, at Net Asset Value[4]	6.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,894

Average net assets (in thousands)	$7,047

Ratios to average net assets:[5]
Net investment income	3.87%	[6]
Total expenses[7]	0.64%	[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	[6]

Portfolio turnover rate[8]	93%

1. For the period from December 27, 2013 (inception of offering) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including indirect expenses from affiliated funds were as follows:

Period Ended August 29, 2014	0.66%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Period Ended August 29, 2014	$2,958,051,509	$2,894,379,022

See accompanying Notes to Consolidated Financial Statements.

53      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 29, 2014[1]		Year Ended August 30, 2013[1]		Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.18		$9.07		$8.60		$8.09		$7.42

Income (loss) from investment operations:
Net investment income[2]	0.31		0.25		0.25		0.27		0.27
Net realized and unrealized gain	0.70		0.19		0.54		0.58		0.52

Total from investment operations	1.01		0.44		0.79		0.85		0.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)		(0.33)		(0.32)		(0.34)		(0.12)

Net asset value, end of period	$9.91		$9.18		$9.07		$8.60		$8.09

Total Return, at Net Asset Value[3]	11.15%		4.89%		9.44%		10.65%		10.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,798		$20,075		$20,994		$20,319		$22,533

Average net assets (in thousands)	$22,251		$20,943		$20,340		$22,331		$24,365

Ratios to average net assets:[4]
Net investment income	3.27%	[5]	2.73%	[5]	2.84%	[5]	3.18%	[5]	3.37%
Total expenses[6]	1.32%	[5]	1.33%	[5]	1.34%	[5]	1.35%	[5]	1.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	[5]	1.28%	[5]	1.30%	[5]	1.32%	[5]	1.28%

Portfolio turnover rate[7]	93%		84%		80%		92%		77%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended August 29, 2014	1.34%
Year Ended August 30, 2013	1.35%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.37%
Year Ended August 31, 2010	1.44%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286

See accompanying Notes to Consolidated Financial Statements.

54      OPPENHEIMER CAPITAL INCOME FUND

Class Y	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Period Ended August 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$9.29	$9.18	$8.70	$8.63

Income (loss) from investment operations:
Net investment income[3]	0.37	0.30	0.30	0.21
Net realized and unrealized gain	0.70	0.19	0.55	0.00	[4]

Total from investment operations	1.07	0.49	0.85	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.38)	(0.37)	(0.14)

Net asset value, end of period	$10.03	$9.29	$9.18	$8.70

Total Return, at Net Asset Value[5]	11.74%	5.49%	10.17%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$280,000	$105,635	$23,119	$4,890

Average net assets (in thousands)	$162,609	$63,500	$7,746	$3,287

Ratios to average net assets:[6,7]
Net investment income	3.77%	3.27%	3.46%	4.04%
Total expenses[8]	0.81%	0.72%	0.69%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.67%	0.65%	0.56%

Portfolio turnover rate[9]	93%	84%	80%	92%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Consolidated Notes.

2. For the period from January 28, 2011 (inception of offering) to August 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

8. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended August 29, 2014	0.83%
Year Ended August 30, 2013	0.74%
Year Ended August 31, 2012	0.71%
Period Ended August 31, 2011	0.61%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

55      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS August 29, 2014

1. Significant Accounting Policies

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Annual Periods. The last day of the Fund’s fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund

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1. Significant Accounting Policies (Continued)

on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of August 29, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$221,521,597
Sold securities	16,261,002

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The consolidated financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At August 29, 2014, the Fund owned 7,500 shares with a market value of $19,192,930.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

    The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

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1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

    The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$18,138,400	$—	$438,746,868	$224,851,824

1. As of August 29, 2014, the Fund had $438,676,020 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2018	$438,676,020

2. The Fund had $70,848 of straddle losses which were deferred.

3. During the fiscal year ended August 29, 2014, the Fund utilized $57,614,761 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended August 30, 2013, the Fund utilized $26,467,500 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 29, 2014. Net assets of the Fund were unaffected by the reclassifications.

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1. Significant Accounting Policies (Continued)

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$6,322,116	$6,322,116

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary income	$63,137,774	$64,184,545

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 29, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,337,679,230
Federal tax cost of other investments	255,444

Total federal tax cost	$2,337,934,674

Gross unrealized appreciation	$273,248,109
Gross unrealized depreciation	(48,396,285)

Net unrealized appreciation	$224,851,824

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

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2. Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and

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2. Securities Valuation (Continued)

yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of August 29, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$93,267,090	$—	$—	$93,267,090
Consumer Staples	36,628,380	—	—	36,628,380
Energy	110,385,377	4,817,104	—	115,202,481
Financials	94,233,688	—	—	94,233,688
Health Care	95,765,541	12,843,248	—	108,608,789
Industrials	75,530,252	—	—	75,530,252

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Information Technology	$66,076,470	$7,990,901	$—	$74,067,371
Materials	47,523,614	—	—	47,523,614
Telecommunication Services	28,790,410	—	—	28,790,410
Utilities	52,189,376	—	—	52,189,376
Preferred Stocks	—	6,257,673	—	6,257,673
Asset-Backed Securities	—	276,519,602	—	276,519,602
Mortgage-Backed Obligations	—	401,901,594	—	401,901,594
U.S. Government Obligations	—	55,632,147	—	55,632,147
Non-Convertible Corporate Bonds and Notes	—	475,375,538	—	475,375,538
Convertible Corporate Bonds and Notes	—	17,159,569	—	17,159,569
Corporate Loans	—	86,934,245	—	86,934,245
Structured Securities	—	15,662,429	—	15,662,429
Exchange-Traded Options Purchased	1,238,203	—	—	1,238,203
Over-the-Counter Credit Default Swaptions Purchased	—	83,244	—	83,244
Over-the-Counter Interest Rate Swaptions Purchased	—	2,967,666	—	2,967,666
Investment Companies	218,411,539	268,421,086	—	486,832,625
Municipal Bonds and Notes	—	9,365,113	—	9,365,113
Total Investments, at Value	920,039,940	1,641,931,159	—	2,561,971,099
Other Financial Instruments:
Swaps, at value	—	1,497,666	—	1,497,666
Futures contracts	782,330	—	—	782,330
Foreign currency exchange contracts	—	908,465	—	908,465
Total Assets	$920,822,270	$1,644,337,290	$—	$2,565,159,560

Liabilities Table
Other Financial Instruments:
Centrally cleared swaps, at value	$—	$(1,726,450)	$—	$(1,726,450)
Futures contracts	(24,443)	—	—	(24,443)
Foreign currency exchange contracts	—	(573,080)	—	(573,080)
Total Liabilities	$(24,443)	$(2,299,530)	$—	$(2,323,973)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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2. Securities Valuation (Continued)

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1[a]	Transfers into Level 2		Transfers out of Level 3[b]
Assets Table
Investments, at Value:
Preferred Stocks	$(6,360,495)	$6,360,495	[a]	$—
Asset-Backed Securities	—	52,617,590	[b]	(52,617,590)
Total Assets	$(6,360,495)	$58,978,085		$(52,617,590)

a. Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

b. Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 29, 2014[1]		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	30,612,663	$297,503,045	23,642,395	$220,539,567
Dividends and/or distributions reinvested	4,998,073	48,245,642	5,748,038	52,839,693
Redeemed	(25,973,757)	(252,006,375)	(21,627,328)	(201,240,823)

Net increase	9,636,979	$93,742,312	7,763,105	$72,138,437

Class B
Sold	493,290	$4,690,506	477,637	$4,360,578
Dividends and/or distributions reinvested	77,285	729,934	126,915	1,141,639
Redeemed	(1,320,532)	(12,496,365)	(1,774,270)	(16,167,344)

Net decrease	(749,957)	$(7,075,925)	(1,169,718)	$(10,665,127)

Class C
Sold	13,863,707	$131,347,607	9,959,753	$90,454,935
Dividends and/or distributions reinvested	529,432	4,973,417	414,136	3,704,982
Redeemed	(4,240,827)	(39,991,637)	(2,678,566)	(24,274,449)

Net increase	10,152,312	$96,329,387	7,695,323	$69,885,468

Class I
Sold	1,203,751	$11,790,222	—	$—
Dividends and/or distributions reinvested	13,863	136,337	—	—
Redeemed	(131,771)	(1,286,083)	—	—

Net increase	1,085,843	$10,640,476	—	$—

67      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended August 29, 2014[1]		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount
Class R2
Sold	672,917	$6,462,401	518,206	$4,770,142
Dividends and/or distributions reinvested	64,032	610,875	76,804	697,434
Redeemed	(523,132)	(5,032,720)	(722,639)	(6,643,074)

Net increase (decrease)	213,817	$2,040,556	(127,629)	$(1,175,498)

Class Y
Sold	22,294,789	$218,353,652	11,778,421	$109,885,511
Dividends and/or distributions reinvested	363,289	3,511,939	198,993	1,830,047
Redeemed	(6,122,066)	(59,483,147)	(3,124,651)	(29,150,941)

Net increase	16,536,012	$162,382,444	8,852,763	$82,564,617

1. For the year ended August 29, 2014, for Class A, Class B, Class C, Class R and Class Y shares, and for the period from December 27, 2013 (inception of offering) to August 29, 2014, for Class I shares.

2. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 29, 2014 were as follows:

	Purchases	Sales
Investment securities	$2,026,559,235	$1,651,227,542
U.S. government and government agency obligations	116,717,131	127,914,034
To Be Announced (TBA) mortgage-related securities	2,958,051,509	2,894,379,022

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

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5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of

69      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
August 29, 2014	$701,648	$7,412	$38,628	$31,626	$750

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the year ended August 29, 2014, the Manager waived $122,707.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF, Oppenheimer Ultra-Short Duration Fund and the Master Fund. During the year ended August 29, 2014, the Manager waived fees and/or reimbursed the Fund $993,072 for management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on December 27, 2013.

During the year ended August 29, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$901
Class B	15,517

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

70      OPPENHEIMER CAPITAL INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

71      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended August 29, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $7,368,568 and $60,600,510, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

73      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the year ended August 29, 2014, the Fund had an ending monthly average market value of $65,677,078 and $141,028,657 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended August 29, 2014, the Fund had an ending monthly average market value of $1,526,680 and $343,932 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

74      OPPENHEIMER CAPITAL INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of August 29, 2014, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

75      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the year ended August 29, 2014, the Fund had ending monthly average notional amounts of $ 23,724,735 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional

76      OPPENHEIMER CAPITAL INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the year ended August 29, 2014, the Fund had ending monthly average notional amounts of $ 9,367,546 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the year ended August 29, 2014, the Fund had an ending monthly average market value of $ 7,083,522 on purchased swaptions.

As of August 29, 2014, the Fund had no outstanding written swaptions.

77      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 29, 2014, the Fund has required certain counterparties to post collateral of $5,387,538.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker,

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at August 29, 2014.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$567,935	$—	$(552,591)	$—	$15,344
Deutsche Bank AG	4,389	(4,389)	—	—	—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Goldman Sachs Group, Inc. (The)	$931,945	$—	$(931,945)	$—	$—
JPMorgan Chase Bank NA	3,612,242	—	(3,612,242)	—	—
Royal Bank of Scotland plc (The)	340,530	—	—	—	340,530

	$5,457,041	$(4,389)	$(5,096,778)	$—	$355,874

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at August 29, 2014.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Deutsche Bank AG	$(573,080)	$4,389	$—	$560,000	$(8,691)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of August 29, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$581,134		Centrally cleared swaps, at value	$1,726,450
Equity contracts	Swaps, at value	916,532
Interest rate contracts	Variation margin receivable	92	*	Variation margin payable	140,039	*

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments (Continued)	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$908,465		Unrealized depreciation on foreign currency exchange contracts	$573,080
Credit contracts	Investments, at value	83,244	**
Equity contracts	Investments, at value	830,000	**
Interest rate contracts	Investments, at value	3,375,869	**

Total		$6,695,336			$2,439,569

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$—	$(601,958)	$—	$—	$(601,958)
Credit contracts	—	—	—	18,963	18,963
Equity contracts	342,616	(2,807,008)	—	4,322,241	1,857,849
Foreign exchange contracts	(390,000)	—	659,314	—	269,314
Interest rate contracts	(891,118)	898,201	—	—	7,083

Total	$(938,502)	$(2,510,765)	$659,314	$4,341,204	$1,551,251

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$287,291	$—	$—	$287,291
Credit contracts	(395,427)	—	—	338,211	(57,216)
Equity contracts	1,063,415	—	—	367,763	1,431,178
Foreign exchange contracts	305,940	—	502,756	—	808,696
Interest rate contracts	(8,502,680)	2,965	—	—	(8,499,715)

Total	$(7,528,752)	$290,256	$502,756	$705,974	$(6,029,766)

*Includes purchased option contracts and purchased swaption contracts, if any.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Restricted Securities

As of August 29, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order

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8. Pending Litigation (Continued)

approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Capital Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Capital Income Fund, including the consolidated statement of investments, as of August 29, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 29, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 29, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 20, 2014

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

    Dividends, if any, paid by the Fund during the fiscal year ended August 29, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 15.79% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 29, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $15,784,223 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 29, 2014, the maximum amount allowable but not less than $39,133,126 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States.

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The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré and Krishna Memani, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail conservative allocation funds. The Board considered that the Fund outperformed its performance category median for the one-year, three-year and five-year periods, although it underperformed its performance category median for the ten-year period. The Board also considered that the Fund’s performance for the one- and three-year periods was in the second quintile of its performance category. The Board also noted that the Fund had changed portfolio managers effective April 15, 2009 and that the Fund’s one-, three- and five-year rankings are evidence of the strong performance the portfolio managers have delivered for the Fund.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load conservative allocation funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median. Within the average net asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS (AS OF 9/30/14) Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust)

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TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	(1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network.

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James D. Vaughn, Continued	Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	(March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Steinmetz, Gabinet, Mss. Borré, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President (since 2009) Year of Birth: 1967	Vice President of the Sub-Adviser (since April 2003); Senior Portfolio Manager of the Sub-Adviser (since April 2009); Senior Research Analyst of the Sub-Adviser (February 2003-April 2009). Ms. Borre held various positions, including Managing Director and Partner, at J&W Seligman (July 1996 -January 2003). Adjunct Professor of Finance and Economics at Columbia Business School; Served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (from 2004 to 2005). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer,

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Arthur P. Steinmetz, Continued	Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti- Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CAPITAL INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Scan the code below with your smartphone or visit us at **oppenheimerfunds.com/investors** for a video preview of our new website. You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0300.001.0814 October 20, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $45,000 in fiscal 2014 and $44,100 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,074,824 in fiscal 2014 and $566,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $336,709 in fiscal 2014 and $492,036 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,411,533 in fiscal 2014 and $1,058,616 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/29/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/9/2014